T. Rowe Price U.S. Equity Research Fund

T. Rowe Price U.S. Equity Research ETF

Supplement to Each Prospectus and Each Summary Prospectus Dated May 1, 2021

In the summary prospectus and Section 1 of each prospectus, the portfolio manager table under “Management” is supplemented as follows:

Effective October 1, 2021, Jay Nogueira will be a co-portfolio manager and cochair of the fund’s Investment Advisory Committee. Mr. Nogueira joined T. Rowe Price in 2004. Effective October 1, 2021, Thomas H. Watson and Joshua Nelson will step down as co-portfolio managers of the fund and cochairs of the fund’s Investment Advisory Committee as they transition to different roles at the Firm.

In Section 2 of each prospectus, the disclosure under “Portfolio Management” is supplemented as follows:

Effective October 1, 2021, Jay Nogueira will be a co-portfolio manager and cochair of the fund’s Investment Advisory Committee. Mr. Nogueira joined T. Rowe Price in 2004 and has a total of 20 years of investment experience. Since joining the Firm, he has served as a portfolio manager (beginning in 2016) and as an equity research analyst and assisted other portfolio managers in executing certain of the Firm’s equity strategies.  Effective October 1, 2021, Thomas H. Watson and Joshua Nelson will step down as co-portfolio managers of the fund and cochairs of the fund’s Investment Advisory Committee as they transition to different roles at the Firm.

The date of this supplement is August 9, 2021.

G29-041 8/9/21